Harbor Bond Fund

Retirement Class HBFRX
Institutional Class HABDX
Administrative Class HRBDX

Supplement to Summary Prospectus dated March 1, 2021
January 6, 2022
Effective immediately, Kara Maloy will no longer serve as a portfolio manager to Harbor Bond Fund (the “Fund”) as noted in the supplement dated December 6, 2021, effective February 2, 2022 (the “Effective Date”), when Income Research + Management (“IR+M”) will replace Pacific Investment Management Company, LLC (“PIMCO”) as subadviser to the Bond Fund. All references to Kara Maloy in the Fund’s prospectus are hereby deleted.
As of the Effective Date, William A. O’Malley, CFA, James E. Gubitosi, CFA, Bill O’Neill, CFA, Jake Remley, CFA, Matt Walker, CFA, and Rachel Campbell will serve as portfolio managers to the Fund.
Investors Should Retain This Supplement For Future Reference
S0122.SP.B